Borrower:       Paul A. Frame                     Lender:    Bank One, Texas, NA
                2912 Mid Lane                                Houston Commercial
                Houston, TX 77027                            910 Travis
                                                             Houston, TX 77002

Grantor:        Seitel, Inc.
                50 Briar Hollow Lane West,
                7th Floor
                Houston, TX 77027



AMOUNT OF GUARANTY. The principal amount of this Guaranty is Seven Hundred Fifty Thousand & 00/100 Dollars ($750,000.00).

LIMITED GUARANTY. For good and valuable consideration, SEITEL, INC. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Bank One, Texas, N.A. ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) to PAUL A. FRAME ("Borrower") to Lender on the terms and conditions set forth in this Guaranty.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     Borrower. The word "Borrower" means PAUL A. FRAME

     Guarantor. The word "Guarantor" means SEITEL, INC.

     Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated March 27, 1998.

     Indebtedness. The word "Indebtedness" means (a) all principal owing under the Note, (b) all accrued but unpaid interest owing under the Note, and (c) all collection costs and expenses (including, without limitation, reasonable attorneys' fees) relating to the Note or to any collateral for the Note.

     Lender. The word "Lender" means Bank One, Texas, N.A., its successors and assigns.

     Note. The word "Note" means the promissory note or credit agreement dated March 27, 1998, in the original principal amount of $750,000.00 from Borrower to Lender.

     Related Documents. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the sum of the principal amount of $750,000.00, plus all interest thereon, plus all of Lender's costs, expenses, and attorneys' fees incurred in connection with or relating to (a) the collection of the Indebtedness, (b) the collection and sale of any collateral for the Indebtedness or this Guaranty, or (c) the enforcement of this Guaranty. Attorneys' fees include, without limitation, attorneys' fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.

The above limitation on liability is not a restriction on the amount of indebtedness owing by Borrow to Lender from time to time, either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness within the limits set forth in the preceding section of this Guaranty.

DURATION OF GUARANTY: This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. This Guaranty is irrevocable. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening or otherwise affecting Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral;
(d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (g) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (h)
Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the Course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations: (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor waives all rights of Guarantor under, or the requirements imposed by, Chapter 34 of the Texas Business and Commerce Code. Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale, (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower to reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suite brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under the Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrant and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISION.

     Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Texas. If there is a lawsuit, and if the transaction evidenced by this Guaranty occurred in Harris County, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Harris County, State of Texas. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas and applicable Federal laws.

     Attorneys' Fees. In addition to Guarantor's guaranty of Borrower's Note as proved above, Lender may hire an attorney to help enforce this Guaranty if Guarantor does not pay, and Guarantor will pay all of Lender's attorneys' fees assessed by the court. Guarantor also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing this Guaranty; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Guaranty.

     Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

     Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor", "Borrower", and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstances, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrow or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting got act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender on exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 27, 1998.

GUARANTOR:

SEITEL, INC.

By:  /s/ Debra D. Valice, CFO
   --------------------------
     March 27, 1998
   --------------------------